Exhibit 10.1

AMENDMENT TO "APPENDIX A" OF THE
ASTEC INDUSTRIES, INC.
SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

THIS AMENDMENT to "Appendix A" of the Astec Industries, Inc. Supplemental Executive Retirement Plan, as amended and restated as of January 1, 2008 (the "Plan"), is adopted by Astec Industries, Inc. (the "Company"), effective as of October 27, 2016.

WHEREAS, Article 2 of the Plan permits the Board of Directors of the Company (the "Board") to designate participants in the Plan from time to time, whose names and effective dates of participation shall be set forth on Exhibit A to the Plan;

NOW, THEREFORE, the Company hereby amends "Appendix A" of the Plan in the form attached hereto, to update the same for changes in Plan participation approved by the Board, by action taken on October 27, 2016.

Except as amended herein, the Plan shall continue in full force and effect.

ASTEC INDUSTRIES, INC.

Date: October 27, 2016          By /s/ Stephen C. Anderson
Name Stephen C. Anderson
Title Corporate Secretary

"APPENDIX A"
Each Participant's Date of Participation

Name of Participant	Effective Dates of Participation
W. Norman Smith	January 1, 1995
Richard Patek	January 1, 1995
Jeff Elliott	January 1, 2002
Tim Gonigam	August 1, 2000
Richard Dorris	January 3, 2005
Ben Brock	January 1, 2007
Michael A. Bremmer	January 1, 2007
Stephen C. Anderson	January 1, 2003
Lawrence R. Cumming	January 1, 2008
Neil Peterson	January 1, 2008
David C. Silvious	July 1, 2005
Joe Cline	February 1, 2008
Chris Colwell	May 31, 2011
Robin Leffew	August 1, 2011
D. Aaron Harmon	November 1, 2011
Matthew B. Haven	January 1, 2013
Jeff May	October 1, 2013
Malcolm Swanson	January 1, 2014
Tom Wilkey	January 1, 2014
Jeff Schwarz	July 1, 2014
Steven L. Claude	August 24, 2015
John Irvine	April 28, 2016
Jaco Van Der Merwe	October 1, 2016